UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

NESTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

0-12965	13-3163744
(Commission File Number)	(IRS Employer Identification Number)

42 Oriental Street; Third Floor, Providence, Rhode Island

 (Address of principal executive offices)

(401) 274-5658

 (Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 13, 2007, Nigel P. Hebborn, Vice President and Chief Financial Officer of Nestor, Inc. (the “Company”) and its subsidiaries, gave notice that he intends to step down as Chief Financial Officer effective December 1, 2007. Mr. Hebborn stated that he was relocating to Buffalo, New York to be closer to his family.  Mr. Hebborn has agreed to remain with the Company as Vice President of Mergers and Acquisitions and Strategic Alliances through at least February 15, 2008.

On November 13, 2007, Teodor Klowan, Jr., the Company’s Vice President, Corporate Controller and Chief Accounting Officer was unanimously elected by the Board of Directors to succeed Mr. Hebborn as Chief Financial Officer.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits – None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESTOR, INC.

	By:	/s/ Brian R. Haskell
Brian R. Haskell
Vice President and General Counsel

Date:November 13, 2007